Ex-10.5(i)

Amendment to Demand Notes

The undersigned noteholders of the demand promissory notes (“Note”) set forth in the attached Schedule of Notes, agree not to make demand for payment of their respective Notes until on or after March 31, 2013.

NOTEHOLDERS:

Dated: October 4, 2012	World Asset Management, Inc.

By: _/s/ Michelle Napjas
Michelle Napjas, President

Softdiffusion, SA

By: _/s/ Karen Barrett
Karen Barrett, Managing Director

_/s/ Michel G. Laporte
Michel G. Laporte

Schedule of Notes

1) Three Demand Promissory Notes payable to World Asset Management, Inc., made on June 9, 2009, September 8, 2010 and June 28, 2010, in the aggregate principal amount of $280,000 bearing interest at 8% per annum.

2) Demand Promissory Note payable to World Asset Management, Inc., made on March 12, 2012, in the principal amount of $500,000 bearing interest at 8% per annum.

3) Demand Promissory Note payable to World Asset Management, Inc., made on April 26, 2012, in the principal amount of $500,000 bearing interest at 8% per annum.

4) Demand Promissory Note dated January 15, 2010, in the principal amount of $40,000 held by Softdiffusion, SA

5) Demand Promissory Note dated January 15, 2011, in the principal amount of $150,000 held by Michel G. Laporte.